UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 29, 2006

                           Dayton Superior Corporation
             (Exact name of Registrant as specified in its charter)

              Ohio                       1-11781                 31-0676346
--------------------------------------------------------------------------------
(State or other jurisdiction of        (Commission              (IRS Employer
 incorporation or organization)        File Number)          Identification No.)


7777 Washington Village Drive, Dayton, Ohio                         45459
--------------------------------------------------------------------------------
 (Address of principal executive offices)                         (Zip code)

                                  937-428-6360
                                  ------------
               (Registrant's telephone number including area code)

                                 Not applicable
                                 --------------
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On November 29, 2006, Dayton Superior Corporation issued a press release announcing the extension of its solicitation of consent from holders of its 13% Senior Subordinated Notes due 2009. A copy of the press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing information (including the exhibit hereto) is being furnished under "Item 7.01 Regulation FD Disclosure." Such information (including the exhibit hereto) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The filing of this Report and the furnishing of the information pursuant to Item
7.01 (including the exhibit hereto) do not mean that such information is material or that disclosure of such information is required.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. The following is furnished as an exhibit to this Form 8-K pursuant to Item 601 of Regulation S-K:

99.1 Press Release of the Company dated November 29, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          DAYTON SUPERIOR CORPORATION


Date: November 29, 2006                   By: /s/ Edward J. Puisis
                                              ----------------------------------
                                              Edward J. Puisis
                                              Executive Vice President and Chief
                                              Financial Officer

                                  EXHIBIT INDEX


Exhibit 99.1 Press Release Dated November 29, 2006